                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. Section 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purposes of complying with, and the extent required by 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies, in his capacity as the Chief Executive Officer of U.S. MedSys Corp., that, to his knowledge, the annual report of the company on Form 10-KSB for the period ended June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the company's financial condition and results of operations.

October 20, 2004

/s/ Peter G. Futro
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Peter G. Futro, Chief Executive Officer